UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 24, 2016 (May 24, 2016)
Republic Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

SIGNATURES	4

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 24, 2016, Michael P. Rissman, Executive Vice President, Chief Legal Officer and Corporate Secretary, informed the Company that, effective immediately, he is taking a leave of absence from the Company for an indefinite time period to care for a member of his family. The Company determined to continue Mr. Rissman’s salary and benefits during his absence. During Mr. Rissman’s absence, Catharine D. Ellingsen, Senior Vice President and General Counsel, will be leading the Company’s Legal Department.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Services, Inc.

Date: May 24, 2016	By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)

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